Exhibit 4.4





                         CARRAMERICA REALTY CORPORATION


                                       AND


                          [NAME OF DEBT WARRANT AGENT],

                               Debt Warrant Agent



                        [FORM OF] DEBT WARRANT AGREEMENT


















                        Dated as of _____________ , 19__




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                                               TABLE OF CONTENTS

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
ARTICLE I.            ISSUANCE OF DEBT WARRANTS AND EXECUTION AND
                      DELIVERY OF DEBT WARRANT CERTIFICATES....................................................2
SECTION 1.1.          ISSUANCE OF DEBT WARRANTS................................................................2
SECTION 1.2.          EXECUTION AND DELIVERY OF DEBT WARRANT
                      CERTIFICATES.............................................................................2
SECTION 1.3.          ISSUANCE OF DEBT WARRANT CERTIFICATES....................................................3
SECTION 1.4.          TEMPORARY DEBT WARRANT CERTIFICATES......................................................3
SECTION 1.5.          DEFINITION OF HOLDER.....................................................................4

ARTICLE II.           DEBT WARRANT PRICE, DURATION AND EXERCISE OF
                      DEBT WARRANTS............................................................................4
SECTION 2.1.          DEBT WARRANT PRICE.......................................................................4
SECTION 2.2.          DURATION OF DEBT WARRANTS................................................................5
SECTION 2.3.          EXERCISE OF DEBT WARRANTS................................................................5

ARTICLE III.          OTHER PROVISIONS RELATING TO RIGHTS OF
                      HOLDERS OF DEBT WARRANT CERTIFICATES.....................................................6
SECTION 3.1.          NO RIGHTS AS A HOLDER OF DEBT WARRANT NOTES
                      CONFERRED BY DEBT WARRANTS OR DEBT WARRANT
                      CERTIFICATES.............................................................................6
SECTION 3.2.          LOST, STOLEN, MUTILATED OR DESTROYED DEBT
                      WARRANT CERTIFICATES.....................................................................6
SECTION 3.3.          HOLDER OF DEBT WARRANT CERTIFICATE MAY
                      ENFORCE RIGHTS...........................................................................7

ARTICLE IV.           [REGISTRATION], EXCHANGE AND TRANSFER
                      OF DEBT WARRANT CERTIFICATES.............................................................7
SECTION 4.1.          EXCHANGE AND TRANSFER OF DEBT
                      WARRANT CERTIFICATES.....................................................................7
SECTION 4.2.          TREATMENT OF HOLDERS OF DEBT WARRANT
                      CERTIFICATES.............................................................................8
SECTION 4.3.          PERSONS DEEMED OWNERS....................................................................9
SECTION 4.4.          CANCELLATION OF DEBT WARRANT
                      CERTIFICATES.............................................................................9

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(1) This Table of Contents shall not, for any purpose, be deemed to be part of this Warrant Agreement.

                                        i

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
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                                               TABLE OF CONTENTS (1)
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
ARTICLE V.            CONCERNING THE DEBT WARRANT AGENT........................................................10
SECTION 5.1.          DEBT WARRANT AGENT.......................................................................10
SECTION 5.2.          CONDITIONS OF DEBT WARRANT AGENT'S
                      OBLIGATIONS..............................................................................10
SECTION 5.3.          RESIGNATION AND APPOINTMENT OF SUCCESSOR.................................................12
SECTION 5.4.          COMPLIANCE WITH APPLICABLE LAWS..........................................................14

ARTICLE VI.           MISCELLANEOUS............................................................................14
SECTION 6.1.          MODIFICATION, SUPPLEMENTATION OR
                      AMENDMENT................................................................................14
SECTION 6.2.          CONSOLIDATIONS AND MERGERS OF THE COMPANY
                      AND SALES, LEASES AND CONVEYANCES PERMITTED
                      SUBJECT TO CERTAIN CONDITIONS............................................................15
SECTION 6.3.          RIGHTS AND DUTIES OF SUCCESSOR
                      CORPORATION..............................................................................15
SECTION 6.4.          NOTICES AND DEMANDS TO THE COMPANY AND DEBT
                      WARRANT AGENT............................................................................15
SECTION 6.5.          ADDRESSES................................................................................15
SECTION 6.6.          NOTICES TO HOLDERS OF DEBT WARRANTS......................................................16
SECTION 6.7.          APPLICABLE LAW...........................................................................16
SECTION 6.8.          DELIVERY OF PROSPECTUS...................................................................16
SECTION 6.9.          OBTAINING OF GOVERNMENTAL APPROVALS......................................................16
SECTION 6.10.         PERSONS HAVING RIGHTS UNDER DEBT WARRANT
                      AGREEMENT................................................................................17
SECTION 6.11.         HEADINGS.................................................................................17
SECTION 6.12.         COUNTERPARTS.............................................................................17
SECTION 6.13.         INSPECTION OF AGREEMENT..................................................................17

EXHIBIT A             [Form of Debt Warrant Certificate]

EXHIBIT B             Form of Certificate for Delivery of Bearer Debt Warrant Notes


                        FORM OF DEBT WARRANT AGREEMENT(2)


                  DEBT WARRANT AGREEMENT dated as of _________________, 199__ between CarrAmerica Realty Corporation, a Maryland corporation (hereinafter called the "Company," [which term includes any successor corporation under the Indenture hereinafter referred to]) and __________________, as Debt Warrant Agent (herein called the "Debt Warrant Agent").

                  [WHEREAS, the Company has entered into an Indenture dated as of _______ __, 19___ (the "Indenture"), with [____________________], a corporation organized under the laws of the [_______________] (the "Trustee," which term includes any successor trustee under the Indenture), providing for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Notes"), to be issued in one or more series; and]

                  [WHEREAS, the Company proposes to sell [title of Notes being offered] (the "Offered Notes") with warrant certificates evidencing one or more warrants (the "Debt Warrants" or, individually a "Debt Warrant") representing the right to purchase up to an aggregate principal amount of ________________ of [title of Notes purchasable through exercise of Debt Warrants] (the "Debt Warrant Notes"), such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein called the "Debt Warrant Certificates"
(3); and]

                  WHEREAS, the Company desires the Debt Warrant Agent to act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Debt Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Debt Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


--------
(2) The provisions of this form will be completed or modified as appropriate to reflect the terms of the Warrants, any contemporaneously offered Debt Securities and Debt Warrant Notes and the designation of the Debt Warrant Agent. Monetary amounts may be in U.S. dollars, in another currency or currencies or in units based on or relating to currencies (including Euros).

(3) If the Warrants are to be uncertificated, the provisions of this form will be modified as appropriate to reflect the terms of exercise and transfer of uncertificated Warrants and other matters relating to the use of the specified system for uncertificated Warrants.

                                   ARTICLE I.

                   ISSUANCE OF DEBT WARRANTS AND EXECUTION AND
                     DELIVERY OF DEBT WARRANT CERTIFICATES.

                  SECTION 1.1. ISSUANCE OF DEBT WARRANTS. Debt Warrants shall be initially issued in connection with the issuance of the Offered Notes [but shall be separately transferable on and after _____________, 19__ (the "Detachable Date")] (and shall not be separately transferable] and each Debt Warrant Certificate shall evidence one or more Debt Warrants. Each Debt Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Debt Warrant Note in the principal amount of $____________. Debt Warrant Certificates shall be issued initially in units with the Offered Notes and each Debt Warrant Certificate included in such a unit shall evidence ______ Debt Warrants for each $___________ principal amount of Offered Notes included in such unit.

                  SECTION 1.2. EXECUTION AND DELIVERY OF DEBT WARRANT CERTIFICATES. Debt Warrant Certificates, whenever issued, shall be in [bearer] [or] [registered] form [or both] substantially in the form set forth in Exhibit A hereto, shall be dated by the Debt Warrant Agent the date of its countersignature and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Debt Warrants may be listed, or to conform to usage. The Debt Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board of Directors, its President, one of its Vice Presidents or its Treasurer under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Debt Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Warrant Certificates. [Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of the Debt Warrant Certificate that has been duly executed by the Company and countersigned by the Debt Warrant Agent.]

                  No Debt Warrant Certificate shall be valid for any purpose, and no Debt Warrant evidenced thereby shall be exercisable, until such Debt Warrant Certificate has been countersigned by the manual signature of the Debt Warrant Agent. Such signature by the Debt Warrant Agent upon any Debt Warrant Certifi-cate executed by the Company shall be conclusive evidence that the Debt Warrant Certificate so countersigned has been duly issued hereunder.

                  In case any officer of the Company who shall have signed any of the Debt Warrant Certificates shall cease to be such officer before the Debt Warrant Certificates so signed shall have been countersigned and delivered by the Debt Warrant Agent, such Debt Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Debt Warrant Certificates ceased to be such officer of the Company; and any Debt Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debt Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

                  SECTION 1.3. ISSUANCE OF DEBT WARRANT CERTIFICATES. Debt Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding $___________ of Debt Warrant Notes (except as provided in Sections 2.3(C), 3.2 and 4.1) may be executed by the Company and delivered to the Debt Warrant Agent upon the execution of this Debt Warrant Agreement or from time to time thereafter. The Debt Warrant Agent shall, upon receipt of Debt Warrant Certificates duly executed on behalf of the Company, countersign Debt Warrant Certificates evidencing Debt Warrants representing the right to purchase up to $__________ aggregate principal amount of Debt Warrant Notes and shall deliver such Debt Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Debt Warrant Certificates, the Debt Warrant Agent shall countersign a Debt Warrant Certificate only if the Debt Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Debt Warrant Certificates [If registered Debt Warrants--or in connection with their transfer], as hereinafter provided or as provided in Sections 2.3(C), 3.2 or 4.1.

                  SECTION 1.4. TEMPORARY DEBT WARRANT CERTIFICATES. Pending the preparation of definitive Debt Warrant Certificates, the Company may execute, and upon the order of the Company the Debt Warrant Agent shall countersign and deliver, temporary Debt Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Debt Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Warrant Certificates may determine, as evidenced by their execution of such Debt Warrant Certificates.

                  If temporary Debt Warrant Certificates are issued, the Company will cause definitive Debt Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Debt Warrant Certificates, the temporary Debt Warrant Certificates shall be exchangeable for definitive Debt Warrant Certificates upon surrender of the temporary Debt Warrant Certificates at the corpo-rate trust office of the Debt Warrant Agent [or ________________], without charge to the holder (as defined below). Upon surrender for cancellation of any one or more temporary Debt Warrant Certificates the Company shall execute and the Debt Warrant Agent shall countersign and deliver in exchange therefor definitive Debt Warrant Certificates representing the same aggregate number of Debt Warrants. Until so exchanged, the temporary Debt Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Debt Warrant Certificates.

                  SECTION 1.5. DEFINITION OF HOLDER. [If bearer Debt Warrants -- The term "holder" or "holder of a Debt Warrant Certificate" as used herein shall mean [If Offered Notes with Debt Warrants which are not immediately detachable -- prior to the Detachable Date, the registered owner of the offered Note to which such Debt Warrant Certificate was initially attached (or the bearer if the Offered Note is a bearer Note), and after such Detachable Date] the bearer of such Debt Warrant Certificate.]

                  [If registered Debt Warrants -- The term "holder" or "holder of a Debt Warrant Certificate" as used herein shall mean any person in whose name at the time any Debt Warrant Certificate shall be registered upon the books to be maintained by the Debt Warrant Agent for that purpose [If Offered Notes with Debt Warrants which are not immediately detachable -- or, prior to the Detachable Date, upon the register of the Offered Notes. The Company will, or will cause the registrar of the Offered Notes to, make available at all times to the Debt Warrant Agent such information as to holders of the Offered Notes with Debt Warrants as may be necessary to keep the Debt Warrant Agent's records up to date].]

                                   ARTICLE II.

           DEBT WARRANT PRICE, DURATION AND EXERCISE OF DEBT WARRANTS.

                  SECTION 2.1. DEBT WARRANT PRICE. During the period from and including _________________, 19__ to and including ___________, 19__ the exercise price of each Debt Warrant will be [ % of the principal amount of the Debt Warrant Notes] [$__________] plus [accrued amortization of the original issue discount] [accrued interest] from the most recent preceding ___________________. [During the period from _____________________, 19__, to and including ___________, 19__, the exercise price of each Debt Warrant will be [__% of the principal amount of the Debt Warrant Notes] [$_________] plus [accrued amortization of the original issue discount] [accrued interest] from the most recently preceding ___________]. [In each case, the original issue discount will be amortized at a _____ % annual rate, computed on an annual basis using a 360-day year consisting of twelve 30-day months.] Such purchase price of Debt Warrant Notes is referred to in this Agreement as the

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

"Debt Warrant Price." [The original issue discount for each $ _______ principal amount of Debt Warrant Notes is $_______.]

                  SECTION 2.2. DURATION OF DEBT WARRANTS. Each Debt Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof] [_________, 19__] and at or before 5:00 p.m. New York time on _______________, 19__, or such later date as may be selected by the Company, in a written statement to the Debt Warrant Agent and with notice to the holders of Debt Warrants (such date of expiration is herein referred to as the "Expiration Date"). Each Debt Warrant not exercised at or before 5:00 p.m. New York time on the Expiration Date shall become void, and all rights of the holder of the Debt Warrant Certificate evidencing such Debt Warrant under this Agreement shall cease.

                  SECTION 2.3. EXERCISE OF DEBT WARRANTS. (a) During the period specified in Section 2.2 any whole number of Debt Warrants may be exercised [,subject to Section 2.3(c),] by delivery to the Debt Warrant Agent of the Debt Warrant Certificate evidencing such Debt Warrant, with the form of election to purchase Debt Warrant Notes set forth on the reverse side of the Debt Warrant Certificate properly completed and duly executed, and by paying in full, [in lawful money of the United States of America,] [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds], the Debt Warrant Price for each Debt Warrant exercised to the Debt Warrant Agent, such delivery and payment to be made at the corporate trust office of the Debt Warrant Agent [or at __________]. The date on which the duly completed and executed Debt Warrant Certificate and payment in full of the Debt Warrant Price is received by the Debt Warrant Agent shall be deemed to be the date on which the Debt Warrant is exercised. The Debt Warrant Agent shall deposit all funds received by it in payment of the Debt Warrant Price in an account of the Company maintained with it and shall advise the Company by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Debt Warrants is received of the amount so deposited to its account. The Debt Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

                  (b) The Debt Warrant Agent shall, from time to time, as promptly as practicable, advise the Company and the Trustee of (i) the number of Debt Warrants exercised, (ii) the instructions of each holder of the Debt Warrant Certificates evidencing such Debt Warrants with respect to delivery of the Debt Warrant Notes to which such holder is entitled upon such exercise,
(iii) delivery of Debt Warrant Certificates evidencing the balance, if any, of the Debt Warrants remaining after such exercise, and (iv) such other information as the Company or the Trustee shall reasonably require.

                  (c) As soon as practicable after the exercise of any Debt Warrant, the Company shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the holder of the Debt Warrant Certificate evidencing such Debt

Warrant, the Debt Warrant Notes to which such holder is entitled, [in fully registered form, registered in such name or names] [or] [in bearer form] as may be directed by such holder [; PROVIDED, HOWEVER, the Company shall deliver Debt Warrant Notes in bearer form only outside the United States and only upon delivery from the person entitled to physical delivery of such Debt Warrant Notes of an executed certification substantially in the form of Exhibit B hereto.] If less than all of the Debt Warrants evidenced by such Debt Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Debt Warrant Agent shall manually countersign and deliver, a new Debt Warrant Certificate evidencing the number of such Debt Warrants remaining unexercised.


                  (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Debt Warrant Notes and the Company shall not be required to issue or deliver any Debt Warrant Note unless or until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or that no such tax or other governmental charge is payable.

                                  ARTICLE III.

                 OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS
                          OF DEBT WARRANT CERTIFICATES.

                  SECTION 3.1. NO RIGHTS AS A HOLDER OF DEBT WARRANT NOTES CONFERRED BY DEBT WARRANTS OR DEBT WARRANT CERTIFICATES. No Debt Warrant Certificate or Debt Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Debt Warrant Notes, including, without limitation, the right to receive the payment of principal of, premium, if any, or interest on Debt Warrant Notes or to enforce any of the covenants in the Indenture.

                  SECTION 3.2. LOST, STOLEN, MUTILATED OR DESTROYED DEBT WARRANT CERTIFICATES. Upon receipt by the Debt Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Debt Warrant Certificate and of indemnity reasonably satisfactory to it and, in the case of mutilation, upon surrender of such Debt Warrant Certificate to the Debt Warrant Agent for cancellation, then, in the absence of notice to the Company or the Debt Warrant Agent that such Debt Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company may (or, in the case of mutilation, shall) execute, and in such event an authorized officer of the Debt Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Debt Warrant Certificate, a new Debt Warrant Certificate of the same tenor and evidencing a like number of Debt Warrants. Upon the issuance of any new Debt Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Debt Warrant Agent) in connection therewith. Every substitute Debt Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Debt Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Debt Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Debt Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) any and all other rights and remedies notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.


                  SECTION 3.3. HOLDER OF DEBT WARRANT CERTIFICATE MAY ENFORCE RIGHTS. Notwithstanding any of the provisions of this Agreement, any holder or beneficial owner of a Debt Warrant Certificate, without the consent of the Debt Warrant Agent, the Trustee, the holder of any Debt Warrant Notes or the holder of any other Debt Warrant Certificate, may, in his own behalf, enforce by appropriate legal action, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, his right to exercise the Debt Warrants and to receive Debt Warrant Notes evidenced by his Debt Warrant Certificate in the manner provided in his Debt Warrant Certificate and in this Agreement.

                                   ARTICLE IV.

                      [REGISTRATION], EXCHANGE AND TRANSFER
                          OF DEBT WARRANT CERTIFICATES.

                  SECTION 4.1. EXCHANGE AND TRANSFER OF DEBT WARRANT CERTIFICATES. [If Offered Notes with Debt Warrants which are immediately detachable -- Upon] [If Offered Notes with Debt Warrants which are not immediately detachable -- Prior to the Detachable Date a Debt Warrant Certificate may be exchanged or transferred only together with the Offered Note to which the Debt Warrant Certificate was initially attached, and only for the purpose of effecting or in conjunction with an exchange or transfer of such Offered Note. Prior to the Detachable Date, each transfer of the Offered Note [on the register of the Offered Notes] shall operate also to transfer the related Debt Warrant Certificates. After the Detachable Date upon] surrender at the corporate trust office of the Debt Warrant Agent [or __________________ ], Debt Warrant Certificates evidencing Debt Warrants may be exchanged for Debt Warrant Certificates in other denominations evidencing such Debt Warrants [If registered Debt Warrants -- or the transfer may be registered in whole or in part]; provided that such other Debt Warrant Certificates evidence a like number of Debt Warrants as the Debt Warrant Certificates so surrendered. [If registered and bearer Debt Warrants (subject to any limitations imposed with respect to such exchanges) -- [After the Detachable Date, upon] [Upon] surrender at the corporate trust office of the Debt Warrant Agent [or ______ ], Debt Warrant Certificates in bearer form may be exchanged for Debt Warrant Certificates in registered form evidencing a like number of Debt Warrants.] [If registered Debt Warrants -- The Debt Warrant Agent shall keep, at its corporate trust office [and at _______], books in which, subject to such reasonable regulations as it may prescribe, it shall register Debt Warrant Certificates and exchanges and transfers of outstanding Debt Warrant Certificates, upon surrender of the Debt Warrant Certificates to the Debt Warrant Agent at its corporate trust office [or __________] for exchange [or registration of transfer], properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Debt Warrant Agent. No service charge shall be made for any exchange [or registration of transfer] of Debt Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange [or registration of transfer]. Whenever any Debt Warrant Certificates are so surrendered for exchange [or registration of transfer], an authorized officer of the Debt Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Debt Warrant Certificate or Debt Warrant Certificates duly authorized and executed by the Company, as so requested. The Debt Warrant Agent shall not be required to effect any exchange [or registration of transfer] which will result in the issuance of a Debt Warrant Certificate evidencing a fraction of a Debt Warrant [or a number of full Debt Warrants and a fraction of a Debt Warrant]. All Debt Warrant Certificates issued upon any exchange [or registration of transfer] of Debt Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Debt Warrant Certificates surrendered for such exchange [or registration of transfer].

                  SECTION 4.2. TREATMENT OF HOLDERS OF DEBT WARRANT CERTIFICATES. [If Offered Notes with bearer Debt Warrants which are not immediately detachable -- Subject to Section 4.1, each] [If Offered Notes with bearer Debt Warrants which are immediately detachable -- Each] Debt Warrant Certificate shall be transferable by delivery and shall be deemed negotiable and the bearer of each Debt Warrant Certificate may be treated by the Company, the Debt Warrant Agent and all other persons dealing with such bearer as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced thereby, any notice to the contrary notwithstanding.] [If registered Debt Warrant -- Every holder of a Debt Warrant Certificate, by accepting the same, consents and agrees with the Company, the Debt Warrant Agent and with every subsequent holder of such Debt Warrant Certificate that until the transfer of the Debt Warrant Certificate is registered on the books of the Debt Warrant Agent [or the register of the Offered Notes prior to the Detachable Date], the Company and the Debt Warrant

Agent [or the registrar of the Offered Notes prior to the Detachable Date] may treat such registered holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced thereby, any notice to the contrary notwithstanding.]

                  SECTION 4.3. PERSONS DEEMED OWNERS. [If Offered Notes and Debt Warrants which are not immediately detachable -- Prior to the Detachable Date, the Company, the Debt Warrant Agent and any agent of the Company or the Debt Warrant Agent may treat the registered owner of any Offered Note as the owner of the Debt Warrant Certificates initially attached thereto for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced by such Debt Warrant Certificates, any notice to the contrary notwithstanding. After the Detachable Date] [If registered Debt Warrants -- and prior to due presentment of a Debt Warrant Certificate for registration of transfer, the] [If Offered Notes and Debt Warrants which are immediately detachable or Debt Warrants alone -- The] Company, the Debt Warrant Agent and any agent of the Company or the Debt Warrant Agent may treat the holder as the owner thereof for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced thereby, any notice to the contrary notwithstanding.

                  SECTION 4.4. CANCELLATION OF DEBT WARRANT CERTIFICATES. Any Debt Warrant Certificate surrendered for exchange [, registration of transfer] or exercise of the Debt Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Debt Warrant Agent and all Debt Warrant Certificates surrendered or so delivered to the Debt Warrant Agent shall be promptly cancelled by the Debt Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Debt Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Debt Warrant Agent shall deliver to the Company from time to time or otherwise dispose of cancelled Debt Warrant Certificates in a manner satisfactory to the Company. [If Debt Warrant Certificates are issued in bearer form -- Debt Warrant Certificates delivered to the Debt Warrant Agent in exchange for Debt Warrant Certificates of other denominations may be retained by the Debt Warrant Agent for reissue as authorized hereunder.] The Company may at any time deliver to the Debt Warrant Agent for cancellation any Debt Warrant Certificates previously issued hereunder which the Company may have acquired in any manner whatsoever, and all Debt Warrant Certificates so delivered shall be promptly cancelled by the Debt Warrant Agent. All cancelled Debt Warrant Certificates held by the Debt Warrant Agent shall be disposed of as instructed by the Company, subject to applicable law.

                                   ARTICLE V.

                       CONCERNING THE DEBT WARRANT AGENT.

                  SECTION 5.1. DEBT WARRANT AGENT. The Company hereby appoints ________________________ as Debt Warrant Agent of the Company in respect of the Debt Warrants and the Debt Warrant Certificates upon the terms and subject to the conditions herein set forth; and hereby accepts such appointment. The Debt Warrant Agent shall have the powers and authority granted to and conferred upon it in the Debt Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Debt Warrant Certificates are subject to and governed by the terms and provisions hereof.

                  SECTION 5.2. CONDITIONS OF DEBT WARRANT AGENT'S OBLIGATIONS. The Debt Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Debt Warrant Certificates shall be subject:

                  (a) COMPENSATION AND INDEMNIFICATION. The Company agrees promptly to pay the Debt Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Debt Warrant Agent and to reimburse the Debt Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Debt Warrant Agent without negligence, bad faith or breach of this Agreement on its part in connection with the services rendered hereunder by the Debt Warrant Agent. The Company also agrees to indemnify the Debt Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or breach of this Agreement on the part of the Debt Warrant Agent, arising out of or in connection with its acting as Debt Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability. The obligations of the Company under this subsection (a) shall survive the exercise of the Debt Warrant Certificates and the resignation or removal of the Debt Warrant Agent.

                  (b) AGENT FOR THE COMPANY. In acting under this Debt Warrant Agreement and in connection with the issuance and exercise of the Debt Warrant Certificates, the Debt Warrant Agent is acting solely as an agent of the Company and does not assume any obligation or relationship of agency or trust for or with any owner of a beneficial interest in any Debt Warrant or with the holder thereof.

                  (c) COUNSEL. The Debt Warrant Agent may consult with counsel satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (d) DOCUMENTS. The Debt Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Debt Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) CERTAIN TRANSACTIONS. The Debt Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Debt Warrants, with the same rights that it or they would have if it were not the Debt Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Debt Warrant Notes or other obligations of the Company as freely as if it were not the Debt Warrant Agent hereunder. Nothing in this Debt Warrant Agreement shall be deemed to prevent the Debt Warrant Agent from acting as Trustee under the Indenture.

                  (f) NO LIABILITY FOR INVALIDITY. The Debt Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Debt Warrant Certificates.

                  (g) NO LIABILITY FOR INTEREST. The Debt Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Debt Warrant.

                  (h) NO RESPONSIBILITY FOR REPRESENTATIONS. The Debt Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Debt Warrant Certificates (except as to the Debt Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                  (i) NO IMPLIED OBLIGATIONS. The Debt Warrant Agent shall be obligated to perform only such duties as are herein and in the Debt Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Debt Warrant Cer-tificates against the Debt Warrant Agent. The Debt Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Debt Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Debt Warrant Certificates countersigned by the Debt Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Debt Warrant Certificates. The Debt Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants, agreements or other obligations contained herein or in the Debt Warrant Certificates or in the case of the receipt of any written demand from a holder of a Debt Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.4 hereof, to make any demand upon the Company.

                  SECTION 5.3. RESIGNATION AND APPOINTMENT OF SUCCESSOR. (a) The Company agrees, for the benefit of the holders from time to time of the Debt Warrant Certificates, that there shall at all times be a Debt Warrant Agent hereunder until all the Debt Warrant Certificates are no longer exercisable.

                  (b) The Debt Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than three months after the date on which such notice is given unless the Company otherwise agrees. The Debt Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Debt Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Debt Warrant Agent. The obligation of the Company under Section 5.2(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Debt Warrant Agent.

                  (c) In case at any time the Debt Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under the

                  Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or State bankruptcy law or similar law or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or State bankruptcy or similar law, or if any public officer shall have taken charge or control of the Debt Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Debt Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Debt Warrant Agent. Upon the appointment as aforesaid of a successor Debt Warrant Agent and acceptance by the successor Debt Warrant Agent of such appointment, the Debt Warrant Agent shall cease to be Debt Warrant Agent hereunder.

                  (d) Any successor Debt Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Debt Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Debt Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Debt Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Debt Warrant Agent hereunder.

                  (e) Any corporation into which the Debt Warrant Agent hereunder may be merged or converted or any corporation with which the Debt Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debt Warrant Agent shall be a party, or any corporation to which the Debt Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Debt Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Debt Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  (f) The Company may designate agencies for the surrender for exercise of Debt Warrant Certificates at such place or places as the Company may determine, and the Company shall keep the Debt Warrant Agent advised of the names and locations of such agencies, if any are so designated. The Debt Warrant Agent shall arrange directly with such agencies for the delivery of Debt Warrant Notes upon exercise of Debt Warrant Certificates surrendered for exercise at such agencies. The Debt Warrant Agent shall be in no way responsible or accountable for the action or failure to act of any agencies designated pursuant to this Section 5.3(f).

                  SECTION 5.4. COMPLIANCE WITH APPLICABLE LAWS. The Debt Warrant Agent agrees to comply with all applicable federal and state laws in respect of the services rendered by it under this Debt Warrant Agreement and in connection with the Debt Warrants, including (but not limited to) the provisions of United States federal income tax laws regarding information reporting and backup withholding. The Debt Warrant Agent expressly assumes all liability for failure to comply with such laws, including (but not limited to) any liability for failure to comply with any applicable provisions of United States federal income tax laws regarding information reporting and backup withholding.

                                   ARTICLE VI.

                                 MISCELLANEOUS.

                  SECTION 6.1. MODIFICATION, SUPPLEMENTATION OR AMENDMENT. (a) This Agreement and the Debt Warrant Certificate may be amended by the Company and the Debt Warrant Agent, without the consent of the beneficial owners or the registered holders of any Debt Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein, or in any other manner which the Company or the Debt Warrant Agent may deem necessary or desirable and which will not adversely affect the interests of the beneficial owners of the outstanding unexercised Debt Warrants in any material respect.

                  (b) The Company and the Debt Warrant Agent may also modify or amend this Agreement and the Debt Warrant Certificate, with the consent of the beneficial owners of not less than a majority in number of the then outstanding unexercised Debt Warrants affected by such modification or amendment, for any purpose; PROVIDED, HOWEVER, that no such modification or amendment that increases the exercise price or otherwise reduces the amount of Debt Warrant Notes receivable upon exercise, cancellation or expiration, or that shortens the period of time during which the Debt Warrants may be exercised, or otherwise materially and adversely affects the exercise rights of the bene-ficial owners or reduces the number of outstanding Debt Warrants the consent of the beneficial owners of which is required for modification, supplementation or amendment of this Agreement or the Debt Warrant Certificate, may be made without the consent of each holder affected thereby.

                  SECTION 6.2. CONSOLIDATIONS AND MERGERS OF THE COMPANY AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS. To the extent permitted in the Indenture, the Company may consolidate with, or sell or convey all or substantially all of its assets to, or merge with or into any other corporation.

                  SECTION 6.3. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale or conveyance and upon any assumption by the successor corporation of the obligations of the Company under the Indenture, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and the predecessor corporation, shall be relieved of any further obligation under this Agreement and the Debt Warrants. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Warrant Notes issuable pursuant to the terms hereof. All the Debt Warrant Notes so issued shall in all respects have the same legal rank and benefit under the Indenture as the Debt Warrant Notes theretofore or thereafter issued in accordance with the terms of this Agreement and the Indenture.

                  In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Debt Warrant Notes thereafter to be issued as may be appropriate.

                  SECTION 6.4. NOTICES AND DEMANDS TO THE COMPANY AND DEBT WARRANT AGENT. If the Debt Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Debt Warrant Certificate pursuant to the provisions of the Debt Warrant Certificates, the Debt Warrant Agent shall promptly forward such notice or demand to the Company.

                  SECTION 6.5. ADDRESSES. Any communication from the Company to the Debt Warrant Agent with respect to this Agreement shall be addressed to ________________, Attention: ________________ and any communication from the Debt Warrant Agent to the Company with respect to this Agreement shall be addressed to CarrAmerica Realty Corporation, 1850 K Street, N.W., Suite 500, Washington, D.C. 20006, Attention: Corporate Secretary (or such other address as shall be specified in writing by the Debt Warrant Agent or by the Company).

                  SECTION 6.6. NOTICES TO HOLDERS OF DEBT WARRANTS. Any notice to holders of Debt Warrants which by any provisions of this Debt War-rant Agreement is required or permitted to be given shall be given [If registered Debt Warrants -- by first class mail postage prepaid at such holder's address as appears on the books of the Debt Warrant Agent [or on the register of the Offered Notes prior to the Detachable Date]] [If bearer Debt Warrants -- by publication in an Authorized Newspaper in New York City and London [, and so long as the Debt Warrants are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange so requires, in Luxembourg]. As used herein, the term "Authorized Newspaper" means a newspaper customarily published on each business day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions, such as THE WALL STREET JOURNAL (Eastern edition) in New York City, the FINANCIAL TIMES (London edition) in London and the LUXEMBURGER WORT in Luxembourg. If by reason of the temporary or permanent suspension of publication of any newspaper or by reason of any other cause, it shall be impossible to make publication of such notices in an Authorized Newspaper as herein required, then such publication or other notice in lieu thereof as shall be made by the Debt Warrant Agent shall constitute sufficient publication of such notice, if such publication or other notice shall, so far as may be possible, approximate the terms and conditions of the publication in lieu of which it is given. The Debt Warrant Agent shall promptly furnish to the Company a copy of each notice so published].

                  SECTION 6.7. APPLICABLE LAW. The validity, interpretation and performance of this Agreement and each Debt Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed therein.

                  SECTION 6.8. DELIVERY OF PROSPECTUS. The Company will furnish to the Debt Warrant Agent sufficient copies of a prospectus with an accompanying prospectus supplement relating to the Debt Warrant Notes, and the Debt Warrant Agent agrees that upon the exercise of any Debt Warrant, the Debt Warrant Agent will deliver to the holder of the Debt Warrant Certificate evidencing such Debt Warrant, prior to or concurrently with the delivery of the Debt Warrant Notes issued upon such exercise, a copy of such prospectus and prospectus supplement.

                  SECTION 6.9. OBTAINING OF GOVERNMENTAL APPROVALS. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws (including without limitation a registration statement in respect of the Debt Warrants and Debt Warrant Note under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Debt Warrant Certificates, the exercise of the Debt Warrants, the issuance, sale, transfer and delivery of the Debt Warrant Notes issued upon exercise of the Debt Warrants or upon the expiration of the period during which the Debt Warrants are exercisable.

                  SECTION 6.10. PERSONS HAVING RIGHTS UNDER DEBT WARRANT AGREEMENT. Nothing in this Agreement shall give to any person other than the Company, the Debt Warrant Agent (and, subject to this Agreement, their successors and assigns) and the holders of the Debt Warrant Certificates any right, remedy or claim under or by reason of this Agreement; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Debt Warrant Agent and their successors and of the holders of the Debt Warrant Certificates.

                  SECTION 6.11. HEADINGS. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 6.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 6.13. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Debt Warrant Agent for inspection by the holder of any Debt Warrant Certificate. The Debt Warrant Agent may require such holder to submit his Debt Warrant Certificate for inspection by it.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by one of their respective authorized officers as of the day and year first above written.


                                               CARRAMERICA REALTY CORPORATION



                                               By:  ____________________________
                                               Title:

                                               [NAME OF DEBT WARRANT AGENT], as
                                                Debt Warrant Agent

                                               By:  __________________________
                                               Title

                                    EXHIBIT A

                       [FORM OF DEBT WARRANT CERTIFICATE]

                  [Face of Debt Warrant Certificate]

                  [Form of Legend if Notes with Debt Warrants which are not immediately detachable: Prior to _____________, 19__, this Debt Warrant Certificate cannot be transferred or exchanged unless attached to a [Title of Offered Notes].]

              EXERCISABLE ONLY IF COUNTERSIGNED BY THE DEBT WARRANT
                            AGENT AS PROVIDED HEREIN

                         CARRAMERICA REALTY CORPORATION


                            DEBT WARRANTS TO PURCHASE
                          [Title of Debt Warrant Notes]

             VOID AFTER 5:00 P.M. NEW YORK TIME ON ___________, 19__

No.

                  This certifies that [the bearer is the] [____________________ or registered assigns is the registered] owner of the above indicated number of Debt Warrants, each Debt Warrant entitling such [bearer] [registered owner] to purchase, at any time [after 5:00 p.m. New York time on _______________, 19__ and] on or before 5:00 p.m. New York time on ____________, 19__ (or such later date as may be selected by the Company with notice to the holder thereof as provided in the Debt Warrant Agreement (as hereinafter defined)), $____________ principal amount of [Title of Debt Warrant Notes] (the "Debt Warrant Notes"), of CarrAmerica Realty corporation, a Maryland corporation (CarrAmerica Realty corporation and any successor corporation under the Indenture hereinafter defined being hereinafter referred to as the "Company"), to be issued under the Indenture (as hereinafter defined) on the following basis: during the period from and including ____________, 19__, to and including ______________, 19__, the exercise price of each Debt Warrant will be [___% of the principal amount of the Debt Warrant Notes] [$________] plus [accrued amortization of the original issue discount] [accrued interest] from the most recently preceding ________________; during the period from ____________, 19__, to and including
___________, 19__, the exercise price of each Debt Warrant will be [__% of the principal amount of the Debt Warrant Notes] [$______] plus [accrued amortization of the original issue discount] [accrued interest] from the most recently preceding ________; [in each case, the original issue discount will be amortized at a _____% annual rate, computed on an annual basis, using a 360-day year consisting of twelve 30-day months] (the "Debt Warrant Price"). [The original issue discount for each $1,000 principal amount of Debt Warrant Notes is $______ .] The holder may exercise the Debt Warrants evidenced hereby by delivery to the Debt Warrant Agent (as hereinafter defined) of this Debt Warrant Certificate, with the form of election to purchase on the reverse hereof properly completed and duly executed and by paying in full, [in lawful money of the United States of America,] [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Debt Warrant Price for each Debt Warrant exercised to the Debt Warrant Agent, such delivery and payment to be made at the corporate trust office of [name of Debt Warrant Agent], or its successor as warrant agent (the "Debt Warrant Agent"), [or __________ ] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Debt Warrant Agreement (as hereinafter defined). This Debt Warrant Certificate may be exercised only for the purchase of Debt Warrant Notes in the principal amount of [$1,000] or any integral multiple thereof.

                  [If bearer Debt Warrants -- The term "holder" as used herein shall mean [If Offered Notes with Debt Warrants which are not immediately detachable -- prior to the Detachable Date, the registered owner of the Offered Note to which such Debt Warrant Certificate was initially attached (or the bearer if the Offered Note is a bearer Note), and after such Detachable Date] the bearer of such Debt Warrant Certificate.]

                  [If registered Debt Warrants -- The term "holder" as used herein shall mean any person in whose name at the time any Debt Warrant Certificate shall be registered upon the books to be maintained by the Debt Warrant Agent for that purpose [If Offered Notes with Debt Warrants which are not immediately detachable -- or, prior to the Detachable Date, upon the register of the Offered Notes. The Company will, or will cause the registrar of the Offered Notes to, make available at all times to the Debt Warrant Agent such information as to holders of the Offered Notes with Debt Warrants as may be necessary to keep the Debt Warrant Agent's records up to date].]

                  Any whole number of Debt Warrants evidenced by this Debt Warrant Certificate may be exercised to purchase Debt Warrant Notes [in registered form in denominations of $_________ and any integral multiples thereof] [in bearer form in the denomination of $______] [or both]. Upon any exercise of less than all of the Debt Warrants evidenced by this Debt Warrant Certificate, there shall be issued to the holder hereof a new Debt Warrant Certificate evidencing the number of Debt Warrants remaining unexercised.

                  This Debt Warrant Certificate is issued under and in accordance with the Debt Warrant Agreement dated as of __________, 19__ (the "Debt Warrant Agreement") between the Company and the Debt Warrant Agent and is subject to the terms and provisions contained in the Debt Warrant Agreement, to all of which terms and provisions the holder of this Debt Warrant Certificate consents by acceptance hereof. Copies of the Debt Warrant Agreement are on file at the above-mentioned office of the Debt Warrant Agent [and at _______ ].

                  The Debt Warrant Notes to be issued and delivered upon the exercise of the Debt Warrants evidenced by this Debt Warrant Certificate will be issued under and in accordance with an Indenture dated as of April 1, 1998, as amended (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (The Chase Manhattan Bank and any successor to such Trustee being hereinafter referred to as the "Trustee"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Debt Warrant Notes are on file at the corporate trust office of the Trustee [and at __________].

                  [If Offered Notes with bearer Debt Warrants which are not immediately detachable -- Prior to ________, 19__, this Debt Warrant Certificate may be exchanged or transferred only together with the [Title of Offered Notes] (the "Offered Notes") to which this Debt Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Notes. After such date, this] [If Offered Notes with bearer Debt Warrants which are immediately detachable -- This] Debt Warrant Certificate, and all rights hereunder, may be transferred by delivery and the Company and the Debt Warrant Agent may treat the bearer hereof as the owner for all purposes.]

                  [If Offered Notes with registered Debt Warrants which are not immediately detachable -- Prior to __________________, 19__, this Debt Warrant Certificate may be exchanged or transferred only together with the [Title of Offered Notes] (the "Offered Notes") to which this Debt Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Notes. After such date, this] [If Offered Notes with registered Debt Warrants which are immediately detachable -- Transfer of this] Debt Warrant Certificate may be registered when this Debt Warrant Certificate is surrendered at the corporate trust office of the Debt Warrant Agent [or ______________ by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Debt Warrant Agreement.]

                  [If Offered Notes with Debt Warrants which are not immediately detachable -- Except as provided in the immediately preceding paragraph, after] [If Offered Notes with bearer Debt Warrants which are immediately detachable -- After] counter-signature by the Debt Warrant Agent and prior to the expiration of this Debt Warrant Certificate, this Debt Warrant Certificate may be exchanged at the corporate trust office of the Debt Warrant Agent for Debt Warrant Certificates, representing the same aggregate number of Debt Warrants, [in registered form] [in bearer form] [in either registered or bearer form].

                  This Debt Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Debt Warrant Notes, including, without limitation, the right to receive payments of principal of, or premium, if any, or interest, if any, on the Debt Warrant Notes or to enforce any of the covenants of the Indenture.

                  This Debt Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Debt Warrant Agent.

                  Dated as of ___________, 19__.

                                                  CARRAMERICA REALTY CORPORATION


                                                  By:  _________________________
                                                  Title:

[Name of Debt Warrant Agent]

By:  __________________________
Title

                      [REVERSE OF DEBT WARRANT CERTIFICATE]

                  The Debt Warrants evidenced hereby and the Debt Warrant Notes to be issued upon the exercise of the Debt Warrants evidenced hereby are subject to the provisions of the Charter and Bylaws of the Company, including provisions that set forth restrictions on transfer and ownership of securities for the purpose of maintaining the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). No Person may
(1) Beneficially Own shares of Common Stock in excess of 5 percent (or such greater percentage as may be determined by the Board of Directors of the Company) of the outstanding Common Stock of the Company (unless such Person is an Existing Holder or a Special Shareholder), (2) Beneficially Own shares of any class or series of Preferred Stock in excess of 5 percent (or such greater percentage as may be determined by the Board of Directors of the Company) of the outstanding shares of such class or series of Preferred Stock of the Company (unless such Person is an Existing Holder or Special Shareholder), (3) Beneficially Own capital stock that would result in the Company's being "closely held" (within the meaning of Section 856(h) of the Code) or Acquire capital stock that would result in the Company having fewer than 100 shareholders (as determined for purposes of Section 856(a)(5) of the Code), or (4) unless such Person is a Special Shareholder, Acquire shares of capital stock if, as a result of such Acquisition, the Company would fail to qualify as a "domestically controlled REIT" (within the meaning of Section 897(h)(4) of the Code) (determined assuming that the Special Shareholders are Non-U.S. Persons and own a percentage (by value) of the Company's capital stock corresponding to the Special Shareholders' Percentage). Separate restrictions set forth in Article V of the Company's Charter apply to Existing Holders and Special Shareholders. Any Person who attempts to Beneficially Own shares of capital stock in excess of these limitations must immediately notify the Company. If any of the restrictions on transfer or ownership set forth in Article V of the Charter are violated, the Debt Warrants represented hereby will automatically be transferred to the Trustee of a Trust for the benefit of a Charitable Beneficiary pursuant to the terms of Article V of the Company's Charter. In addition, attempted transfers of capital stock or interests in capital stock in violation of these limitations (as modified or expanded upon in Article V of the Company's Charter), may be void ab initio. A Person who attempts to Beneficially Own shares of capital stock in violation of the ownership limitations set forth in
Section 5.2 of the Company's Charter shall have no claim, cause of action, or any other recourse whatsoever against a transferor of such shares. Capitalized terms in the foregoing sentences of this paragraph not otherwise defined in this Debt Warrant Certificate that are defined in the Company's Charter have the meanings ascribed to them in the Charter.

                    INSTRUCTIONS FOR EXERCISE OF DEBT WARRANT

                  To exercise the Debt Warrants evidenced hereby, the holder must pay [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] [in immediately available funds] the Debt Warrant Price in full for Debt Warrants exercised to [insert name of Debt Warrant Agent] Corporate Trust Department, [insert address of Debt Warrant Agent], Attn. _________________ [or __________ ] which [payment] [wire transfer]
must specify the name of the holder and the number of Debt Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Debt Warrant Certificate in person or by mail (registered mail is recommended) to the Debt Warrant Agent at the addresses set forth below. This Debt Warrant Certificate, completed and duly executed, must be received by the Debt Warrant Agent together with such [payment] [wire transfer]. [If the undersigned is requesting delivery of Debt Warrant Notes in bearer form, the person entitled to physical delivery of such Debt Warrant Notes will be required to deliver a certificate (copies of which may be obtained from the Debt Warrant Agent [or ____________]) certifying that such Debt Warrant Notes are not being acquired by or on behalf of a U.S. person or for resale to a U.S. person unless such U.S. person is a qualified financial institution as defined under United States tax laws and regulations.]

                  TO BE EXECUTED UPON EXERCISE OF DEBT WARRANT

                  The undersigned hereby irrevocably elects to exercise Debt Warrants, evidenced by this Debt Warrant Certificate, to purchase $_______________ principal amount of the [Title of Debt Warrant Notes] (the "Debt Warrant Notes") of CarrAmerica Realty Corporation and represents that he or she has tendered payment for such Debt Warrant Notes [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of CarrAmerica Realty corporation c/o [insert name and address of Debt Warrant Agent], in the amount of $___________ in accordance with the terms hereof. The undersigned requests that said principal amount of Debt Warrant Notes be in [bearer form in the authorized denominations] [fully registered form in the authorized denominations, registered in such names and delivered] all as specified in accordance with the instructions set forth below.

                  If the number of Debt Warrants exercised is less than all of the Debt Warrants evidenced hereby, the undersigned requests that a new Debt Warrant Certificate representing the remaining Debt Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated: ___________________                      Name __________________________
                                                             (Please Print)

_________________________                       Address _______________________
(Insert Social Security or
Other Identifying Number
of Holder)

                                       Signature _____________________

The Debt Warrants evidenced hereby may be exercised at the following addresses:

By hand at        ________________________________________

By mail at        ________________________________________

[Instructions as to form and delivery of Debt Warrant Notes and, if applicable, Debt Warrant Certificates evidencing unexercised Debt Warrants -- complete as appropriate.]

                          [If Registered Debt Warrant]

                                   Assignment

             (Form of Assignment To Be Executed If Holder Desires To
                    Transfer Debt Warrants Evidenced Hereby)

FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers unto


(Please print name and                         (Please insert social security or
address including zip code)                        other identifying number)


__________________ of the Debt Warrants represented by the within Debt Warrant Certificate and does hereby irrevocably constitute and appoint
__________________ Attorney, to transfer said Debt Warrant Certificate on the books of the Debt Warrant Agent with full power of substitution in the premises.

Dated:

                                               Signature

                                               (Signature must conform in all
                                               respects to name of holder as
                                               specified on the face of this
                                               Debt Warrant Certificate and must
                                               bear a signature guarantee by a
                                               bank, trust company or member
                                               broker of the New York, Midwest
                                               or Pacific Stock Exchange.)

Signature Guaranteed:

                                    EXHIBIT B

                   FORM OF CERTIFICATE FOR DELIVERY OF BEARER
                               DEBT WARRANT NOTES

                         CARRAMERICA REALTY CORPORATION


                          [Title of Debt Warrant Notes]

To: CARRAMERICA REALTY CORPORATION
    c/o [________________],
    as Trustee

                  This certificate is submitted in connection with the undersigned's request that you deliver to us $__________________ principal amount of [Title of Debt Warrant Notes] (the "Debt Warrant Notes") in bearer form upon exercise of Debt Warrants.

                  The undersigned hereby certifies that as of the date hereof (the date of delivery to the undersigned of the Debt Warrant Notes), the Debt Warrant Notes which are to be delivered to the undersigned in bearer form are not being acquired, directly or indirectly, by or on behalf of a U.S. person, or for offer to resell or for resale to a U.S. person or any person inside the United States or, if any beneficial owner of the Debt Warrant Notes is a U.S. person, such U.S. person is a financial institution (as defined below) or acquiring through a financial institution. If the undersigned is a clearing organization, the undersigned represents that this certificate is based on statements provided to it by its member organizations. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the Debt Warrant Notes in bearer form purchased from it. Notwithstanding the foregoing, if the undersigned has actual knowledge that the information contained in such certificate is false, the undersigned will not deliver a Debt Warrant Note in bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned. The undersigned will be deemed to have actual knowledge that the beneficial owner is a U.S. person for this purpose if the undersigned has a United States address for the beneficial owner of the Security and does not have documentary evidence that the beneficial owner is not a U.S. person. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; "U.S. person" means any citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source; "financial institution" means a branch located outside the United States of a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury Department Regulations purchasing for its own account or for the account of a customer that agrees in writing to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and that is not purchasing for offer to resell or for resale in the United States; and a "clearing organization" means an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

                  We understand that this certificate is required in connection with United States tax laws and regulations. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.

                                                              (Signature)
Dated:

                                                           (Please print name)

Address:

                                      B-2